UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 2, 2015 (December 2, 2015)
________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 2, 2015, Alan Shaw, Executive Vice President Marketing and Chief Marketing Officer for Norfolk Southern Corporation, spoke at the Credit Suisse Industrials Conference in Palm Beach, Florida.  At the conference, Mr. Shaw provided an update on the Corporation’s fourth quarter performance, including an update to the Corporation's previous guidance that it expected to transport 20 million tons of utility coal during the fourth quarter of 2015, explaining that the Corporation expects to transport 1-2 million fewer tons, due to mild weather.
The conference was publicly webcast at: https://www.webcaster4.com/Webcast/ListenPage?companyId=1302&webcastId=12031, and Mr. Shaw’s presentation is posted at: http://www.nscorp.com, and included with this report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

               The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Mr. Shaw’s presentation at Credit Suisse Industrials Conference on December 2, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary

Date:   December 2, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Mr. Shaw’s presentation at Credit Suisse Industrials Conference on December 2, 2015.